AMENDMENT NO. 2 TO OPTION AGREEMENT


                  Amendment No. 2 to Option Agreement, dated as of February 1, 1997, by and between Gary S. Glatter ("Executive") and H.E.R.C. Products Incorporated ("Company").

                  WHEREAS, Executive and Company have entered into the Option Agreement, dated January 1, 1994, as amended ("Option Agreement'); and

                  WHEREAS, Executive and Company desire to further amend the terms of the Option Agreement in consideration for the services to the Company rendered by Executive, to take into consideration the price range of the Common Stock of the Company during the last 18 months, and the cancellation of the Group C Option.

                  NOW, in consideration of the above, it is agreed:

                  1. Section 1 of the Option Agreement is modified to provide that the grant of the option henceforth applies only to the Group A Option and the Group B Option, and the Group C Option is canceled.

                  2. Section 2 of the Option Agreement is modified to provide that henceforth the Group A Option and Group B Option shall have a purchase price per share of $1.75.

                  3. Section 3.1 of the Option Agreement is deleted and in its place the following is inserted:

                           "The Group A Option is fully vested as of the date of
                  this Amendment and the Group B Option will fully vest on June 1, 1997, and the Group A Option and the Group B Option shall be exercisable, in whole or in part, until the close of business on May 31, 2003 as to the as to the Group A Option and until the close of business on December 1, 2005 as to the Group B Option."

                  4. Sections 3.3, 3.4 and 8 of the Open Agreement are deleted.

                  5. Terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Option Agreement.

                                        H.E.R.C. PRODUCTS INCORPORATED


                                        By: /s/ S. Steven Carl
                                           -------------------------------------
                                            S. Steven Carl,
                                            Chief Executive Officer

                                        /s/ Gary S. Glatter
                                        ----------------------------------------
                                                    GARY S. GLATTER